CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED 1 of 17 COMMERCIAL MANUFACTURING SERVICES AND SUPPLY AGREEMENT This Commercial Manufacturing Services and Supply Agreement (the "Agreement") is made and entered into as of May 4, 2021 ("Effective Date"), by and between Strongbridge Dublin Limited (a Strongbridge Biopharma PLC Company) a company incorporated under the laws of Ireland, having its registered office at Suite 206, Fitzwilliam Hall, Fitzwilliam Place, Dublin 2, D02 T292, Ireland (hereinafter collectively referred to as "Strongbridge") and Xcelience, LLC, with a principal place of business at [***] ("Lonza"), a wholly-owned subsidiary of Lonza America, Inc. Each of Lonza and Customer may be referred to herein individually as a "Party," and Lonza and Customer may be referred to collectively as the "Parties." WHEREAS, Customer is engaged in the research, development and commercialization of pharmaceutical products; and WHEREAS, Lonza possesses the expertise to manufacture commercial pharmaceutical products; and WHEREAS, Customer wishes to engage Lonza, and Lonza wishes to be engaged by Customer, to manufacture quantities of Product (defined below), pursuant to the terms and subject to the conditions of this Agreement for human pharmaceutical use in the Territory (defined below), and in accordance with cGMP and the Specifications (each as defined below). NOW THEREFORE, in consideration of the representations, covenants and warranties set forth herein, and for other good and valuable consideration, the Parties agree as follows: 1. DEFINITIONS AND GENERAL MATTERS 1.1 Defined Terms. As used in this Agreement, the following words and phrases shall have the meanings set forth below. • "Actual Delivery Date" has the meaning given in Section 4.6. • "Affiliate" means any Person who, directly or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with any other Person. For purposes of this definition, "Control" means (a) the direct or indirect legal or beneficial ownership of more than fifty percent (50%) of (i) the ownership interests in a Person or (ii) the outstanding voting rights in a Person or (b) the power to otherwise direct the business activities of a Person. • "API" means levoketoconazole. • "Cancellation Fee" has the meaning given in Section 3.6. • "Claim or Proceeding" means any third party claim, action, suit, proceeding or arbitration, including any governmental authority action or investigation for death, bodily injury or property damage. • "Commencement Date" means the date of commencement of the Services with respect to a batch of Product. • "cGMP’s" mean all applicable Laws in the Territory relating to manufacturing practices of medicinal products for human use promulgated by any relevant governmental authority, as may be updated, supplemented or amended from time to time and including, without limitation, as set forth in 21 C.F.R. Parts 210 and 211, as amended, and any successor provision thereto. • "Estimated Delivery Date" means the date Lonza using reasonable commercial efforts estimates that the Product will be released to Customer so the Product may be shipped to the location designated by Customer. Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED 2 of 17 • "Facility" means Lonza's manufacturing facilities located at [***]. • "FDA" means the United States Food and Drug Administration, or any successor organization. • "Hidden Defect" means those deviations from the Specifications that are not visible or readily identifiable at the Actual Delivery Date. • "Law" means all applicable treaties, laws, regulations in the Territory including cGMP. • "Losses" means any and all losses, fines, fees, settlements, payments, obligations, penalties, deficiencies, liabilities, damages, costs and expenses (including reasonable attorneys' fees). • "Manufacturing" means manufacture and supply to include testing and storage and the procurement, testing and release of components and finished product as per applicable regulatory filing(s). • "Person" means an individual, partnership, corporation, association, trust, joint venture, or unincorporated organization. • "PDUFA Date" means the date that the FDA is expected to deliver its decision on the Customer's New Drug Application for the Product. • "Price" means the price for Product referred to in Section 4.1. • "Product - Bulk Tablets" means the Recorlev (levoketoconazole) 150 mg tablets in accordance with the Specifications. • "Product - Britestock" means the Recorlev (levoketoconazole) 150 mg tablets in unlabeled primary packaging in accordance with the Specifications. • "Product" shall mean both Product - Bulk Tablets and Product - Britestock. • "Quality Agreement" means the Quality Agreement referred to in Section 8.1. • "Raw Materials" means all materials used in connection with the manufacture and supply of Product hereunder, other than the API, as specified in the Specifications attached to this Agreement as Exhibit B. • "Regulatory Approval" means the receipt of all approvals, licenses, registrations or authorizations from the FDA necessary to market and sell the Product in the Territory. • "Services" means the commercial manufacturing services and related services to be performed by Lonza under this Agreement as required to manufacture and supply Customer with Product as set forth herein, the particulars of which are set out in in the Specifications and each Purchase Order. • "Specifications" means the release specifications for the manufacture, processing, bulk packaging, testing and testing procedures, shipping, storage and supply of the Product, any Raw Material requirements, analytical procedures and standards of quality control and quality assurance, established by the Parties for the Product. The Specifications are attached to this Agreement as Exhibit B. • "Territory" means the United States of America, its territories and possessions, the United Kingdom, Canada, the European Union and its member countries and any other countries or jurisdictions that are mutually agreed to by the Parties in writing. 1.2 Exhibits. The attached Exhibits are incorporated into and form part of this Agreement:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED 3 of 17 EXHIBIT A COMMERCIAL TERMS EXHIBIT B SPECIFICATIONS EXHIBIT C ENVIRONMENTAL AND HEALTH AND SAFETY INFORMATION EXHIBIT D SDS OF MATERIALS PROVIDED BY CUSTOMER 2. TERM; FACILITY; AFFILIATES 2.1 Term. The term of this Agreement shall commence on the Effective Date and, subject to the rights of earlier termination contained in this Agreement, shall remain in effect for five (5) years from the Regulatory Approval ("Initial Term"). The Initial Term may thereafter be extended for subsequent years upon the mutual written agreement of the Parties. The Parties will commence good faith renewal discussions no less than [***] prior to the end of the Initial Term or any renewal term with the goal of finalizing the renewal no less than [***] prior to the end of the then current Term (the Initial Term, together with such subsequent periods, the "Term"). 2.2 Facility. Lonza shall perform all manufacturing activities and all storage activities at the Facility. Lonza may use other facilities for the manufacture and storage of Product provided that (i) such facilities have been approved for such manufacture and storage by all applicable governmental authorities and (ii) Customer written approval is obtained prior to the use of such facilities, such approval not to be unreasonably withheld by Customer. 2.3 Affiliates. Lonza may instruct one or more of its Affiliates to perform any of Lonza's obligations contained in this Agreement and any particular Purchase Order (defined below in Section 3.2) as mutually agreed to by the Parties in writing, provided, however, that use of any Affiliate that be subject to Customer's prior written consent and Lonza shall remain fully responsible in respect of those obligations. Such Affiliate shall be entitled to submit invoices to Customer for the specific Services performed by such Affiliate under the applicable Purchase Order. Any of said Affiliates so used by Lonza shall be subject to all of the terms and conditions applicable to Lonza under this Agreement and shall be entitled to all rights and protections afforded Lonza under this Agreement. 2.4 Subcontracting. Lonza may subcontract Services as described in a standalone statement of work, with Customer's prior written consent. The Parties agree that Lonza may subcontract assays and other testing to qualified third parties with Customer's prior written consent. In each case Lonza shall remain fully responsible to Customer for the performance of its subcontractors in respect of any subcontracted obligations. 3. FORECASTS AND ORDERS 3.1 Forecasts. (a) Commencing not less than [***] before the supply is estimated to commence, each month by the [***] , Customer shall submit to Lonza a good faith, estimated [***] rolling forecast of the quantity of Product that Customer expects to order for production commencing with the month following the month in which such forecast is provided ("Forecast"). No later than [***] after receipt of the Forecast, Lonza shall use its reasonable commercial efforts to accept the Forecast, or if despite its reasonable commercial efforts Lonza is unable to accept the Forecast, Lonza shall propose changes to the Forecast to Customer. If Lonza accepts the Forecast as originally proposed, or the Customer accepts the proposed changes from Lonza, then the first [***] of each Forecast shall constitute the binding purchase commitments for its required quantities of Product (the "Binding Forecast"). In order to ensure optimal production planning Customer will use its good faith efforts to reach an accuracy of [***] of the non-binding portion of any Forecast; provided, however, that Customer may update and revise the non-binding portion of any Forecast from time to time at Customer's sole discretion. Lonza shall accept all forecasts as binding provided that (i) they are within [***]of the non-binding forecast; (ii) Lonza has no inability to source the necessary raw materials or equipment necessary to perform the Services; or (iii) Lonza's commitments to the US Department of Defense (the "DoD") due to the DoD's invocation of the Defense Production Act requiring Lonza to prioritize rated contracts for the manufacturing and supply of Covid-19 therapies which

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED 4 of 17 may cause Lonza's commitments to Customer to be delayed due to the fulfilment of the DoD commitment. (b) Upon Lonza's acceptance of the Forecast, or Customer's acceptance of the proposed changes to the Forecast, the Customer shall issue a purchase order for the Binding Forecast ("Firm Order") as per section 3.2. Customer agrees that any Product under the Binding Forecast is a binding obligation of Customer and Lonza, irrespective of whether a Purchase Order is issued by Customer. Lonza shall notify Customer immediately in writing if at any time Lonza has reason to believe that it will not be able to fill a Firm Order. For the avoidance of doubt, no Forecast shall amend any previous Firm Order. (c) No later than [***] following Lonza's acceptance of a Forecast, Lonza shall provide written notice to Customer providing an estimated production schedule showing the estimated Commencement Date and the Estimated Delivery Date of each batch consistent with the delivery date in the Forecast. 3.2 Purchase Orders. Customer shall submit a purchase order corresponding to the Firm Order ("Purchase Order") no later than [***] from the Estimated Delivery Date of the Product. Each Purchase Order shall specify the quantity of Product ordered, Customer' purchase order number, the Estimated Delivery Date, the invoice address, the shipping address and any further information necessary or reasonably requested by Lonza to facilitate the shipment of Product. In the event that the Actual Delivery Date is later than [***] from the Estimated Delivery Date, then Customer will receive a [***] discount on the delayed batch of Product. In the event that the Actual Delivery Date is later than [***] from the Estimated Delivery Date, then Customer shall have the right to cancel the batch of Product upon written notice to Lonza. 3.3 Forms and Inconsistencies. Any term or condition of a Purchase Order, acceptance form used by Lonza, or any other correspondence between the parties that is different from, inconsistent with or contrary to the terms and condition of this Agreement shall be void. All Purchase Orders submitted by Customer shall be deemed to incorporate and be subject to the terms and conditions of this Agreement. Lonza's failure to object to any provisions contained in any communication from Customer shall not be deemed a waiver of the provisions herein. 3.4 Rescheduling. Lonza shall have the right to reschedule a Commencement Date of manufacturing of any Product upon reasonable prior written notice to Customer, provided that the rescheduled Commencement Date is no earlier than [***] or no later than [***] from the Commencement Date originally estimated at the time of Lonza's acceptance of the binding Purchase Order. If the Customer requests to change the Commencement Date, Lonza will make all reasonable attempts to accommodate the request; provided, however, in the event that this change would impact other projects scheduled for occupancy in the designated suite or suites, manufacture of the Customer's Product may be delayed until an adequate time period is available in the Facility schedule. Any such change requested by Customer may result in a rescheduling fee. Any delay requested by Customer of more than [***] shall be considered a cancellation pursuant to Section 3.6 unless both parties agree to the revised schedule. 3.5 Cancellation of a Binding Purchase Order. Customer may cancel a binding Purchase Order upon written notice to Lonza, subject to the payment of a cancellation fee of [***] in the event that the Customer provides written notice of cancellation to Lonza less than or equal to [***] prior to the Commencement Date. 3.6 Payment of Cancellation Fee. Any Cancellation Fee shall be payable within [***] following the written notice of cancellation associated with the cancelled batch. The Cancellation Fee includes all costs associated with the cancelled batch, including any Raw Materials. 3.7 Replacement Project. Notwithstanding the foregoing, Lonza will use commercially reasonable efforts to secure a new project (but excluding any project then under contract with Lonza) for the manufacturing space, and for the same dates and duration that would have been occupied by Customer, and then, in such case, the Cancellation Fee for each Purchase Order cancelled that is replaced by a new project shall be reduced by an amount equal to [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED 5 of 17 3.8 Raw Material Safety Stock. At a time to be mutually agreed to by the Parties in writing following the Effective Date, Supplier agrees that it shall review and discuss a safety stock of selected components in such quantities as mutually agreed to by the Parties (the "Safety Stock"). The Parties agree to use good faith efforts to agree, within [***] of the Effective Date, on the quantities of the Safety Stock that Supplier shall maintain. In the event that this Agreement is terminated for any reason, Company agrees to purchase the Safety Stock, if any, that Supplier cannot return or utilize in its other operations. 4. PRICE; PAYMENT TERMS; TITLE 4.1 Price. Customer agrees to pay Lonza for the Product provided hereunder at the Price set forth on Exhibit A hereto. 4.2 Taxes. The Price is exclusive of taxes, which taxes shall be for the account of Customer. Taxes that Lonza is required by Law to collect from Customer, e.g., V.A.T., will be separately stated in Lonza's invoice and will be paid by Customer to Lonza. 4.3 Payment Terms. Customer will make payment to Lonza in the amount set forth in an invoice within [***] of delivery of such invoice from Lonza. All invoices are strictly net and payment must be made within [***] of date of invoice. Lonza shall issue invoices to Customer for [***] of the Price for Products or Services upon Lonza's acceptance of the Purchase Order, and [***] upon Lonza's Release of Batch or completion of applicable Services, unless otherwise agreed to in a duly executed statement of work. Each shipment shall constitute an independent transaction, and Customer shall pay for the same in accordance with the specified payment terms and without deduction or set-off. 4.4 Late Payment Interest. If Customer is in default of payment of any undisputed invoice on the due date, interest shall accrue on any amount overdue at the lesser of (i) one percent (1%) per month or (ii) the maximum rate allowable by applicable Law, interest to accrue on a day to day basis until full payment; and Lonza shall, at its sole discretion, and without prejudice to any other of its accrued rights, be entitled to suspend the provision of the Services and/or delivery of Product until all overdue amounts have been paid in full including interest for late payments. 4.5 Price adjustments. 4.5.1 Commencing with [***] Lonza may adjust the Price by [***]. The new Price reflecting such adjustment shall be effective for any manufacture of Product for which the Commencement Date is on or after the date of Lonza's notice to Customer of the Price adjustment. 4.6 Shipping Term; Title. All Product shall be delivered [***]. Title and risk of loss or damage to the Product shall pass to Customer at the time Product is released by Lonza's QA department together with appropriate release documentation and made available to Customer at the Facility (the "Actual Delivery Date"). Lonza shall provide necessary documentation to allow shipment from Lonza's premises to those detailed in the Purchase Order. Customer shall arrange for shipment and take delivery of such Product from the Facility, at Customer's expense, within fifteen (15) days after the Actual Delivery Date of the Product by Lonza or pay applicable storage costs. Lonza shall provide storage on a bill and hold basis for such batch(es) at no charge for up to [***] ; provided that any additional storage beyond [***] will be subject to availability and, if available, will be charged to Customer at [***], and will be subject to a separate bill and hold agreement. Within [***] following a written request from Lonza, Customer shall provide Lonza with a letter in form satisfactory to Lonza confirming the bill and hold status of each stored batch. 4.7 Credit. Lonza shall have the right to cancel any Purchase Order accepted by Lonza, or to delay the shipment of the Product ordered therein, if Customer fails to meet payment schedules or other credit or financial requirements established by Lonza. Customer agrees to make available to Lonza such

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED 6 of 17 statements of Customer's financial condition as Lonza may, from time to time, request. Lonza reserves the right at all times, either generally or with respect to any specific Purchase Order, to vary, change or limit the amount or duration of credit to be allowed to Customer. 4.8 Inspection Readiness, Support, Response Fees and Filing Maintenance Fees. (a) The following one-time non-creditable, non-refundable fees will be paid by Customer to Lonza in support of significant resources applied to FDA inspection readiness for the Product: [***] If additional regulatory inspections are required solely for Customer's Product, then the Parties will negotiate in good faith Lonza's fees for such inspections. (b) Commencing [***] after Regulatory Approval of Product, if Customer fails to order at least [***] per calendar year then a "Filing Maintenance Fee" of [***] will be invoiced by Lonza to Customer in December of the relevant calendar year. For the avoidance of doubt, if Customer orders at least [***]in the relevant calendar year, then this Filing Maintenance Fee will be waived. [***] will be deemed to have been ordered in a calendar year if it is ordered with an Estimated Delivery Date in such calendar year based upon the lead time set forth in Section 3.2. 5. OBLIGATIONS OF THE CUSTOMER 5.1 Manufacture and Supply of API. Customer shall comply with all applicable Laws related to the manufacture of API and the delivery of API to Lonza. Customer shall identify, qualify, purchase and deliver the API to the Facility. Customer shall be responsible for the quality of the API, Quality Assurance and management of API vendor relationship. Customer shall supply Lonza with the quantity of API required to manufacture the Product in the amount specified in Customer's Purchase Order, plus [***] (excluding material for lab testing and retain) ("Loss Allowance") to allow for normal waste and breakage calculated over a [***] period, not less than [***] prior to the Estimated Delivery Date. Delivery shall take place [***]. Lonza shall not be responsible for any failure to deliver or any delivery delay of Product due to (i) the failure of Customer to deliver or cause delivery of API in the time specified in this Section, or (ii) the delivery of defective API, and Customer shall be responsible for all additional costs and expenses arising out of such delay or defect, including, if applicable, any idle Facility capacity costs and any Cancellation Fees if such delay or defect results in Lonza not being able to manufacture Product in the manufacturing slots reserved for Customer at the Facility. In the event of any loss or damage to API while in the possession of Lonza in excess of the Loss Allowance due to Lonza's negligence, Lonza's liability to Customer related to or arising out of such loss shall be limited to amount set forth in Section 7.3. 5.2 Packaging Commitment. For a period no less than [***] from the anniversary of the Regulatory Approval, Customer agrees to conduct packaging of the Product at the Facility. After which time, the Customer is only required to purchase Product - Bulk Tablets with no penalty. 5.3 Health & Safety Data. (a) Customer has provided to Lonza certain information relating to the API, attached hereto as Exhibit D. To the extent Customer has not provided the information in Exhibit D and to the extent it possesses the information, Customer shall provide to Lonza, prior to the shipment of any API to Lonza hereunder, the environmental, health and safety information described in Exhibit C as it relates to the APL To the extent the information contained in paragraphs 2 and 3 of Exhibit C, has not yet been generated by Customer, tests, analyses and/or research necessary to collect such information and data shall be conducted, at the expense of Customer, by Customer internally or by an outside laboratory retained by Customer. Customer shall properly document all such test results and shall provide such documentation to Lonza prior to the delivery of any API to Lonza. If the data indicates that Lonza cannot safely handle the API without the addition of certain engineering controls or other changes to its facilities and/or equipment, the Parties will discuss cost allocation for required changes.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED 7 of 17 (b) Customer shall provide to Lonza promptly upon receipt by Customer (i) any information needed to clarify, correct, supplement or amend any of the information described in Exhibit C or provided in Exhibit D and (ii) any other information reasonably related to the environmental, health and safety implications, including employee health and safety, of the handling, manufacture, distribution, use and disposal of the APL Lonza shall not be responsible for any failure to deliver or delivery delay due to Customer's failure to deliver such results or documentation. 5.4 Compliance with Law; Use and Disposal of Product. Customer is responsible for (a) the use, labeling, distribution, marketing, promotion, sale and disposal of Product, including compliance with all present and future Laws related to the same; (b) packaging in the case of Product - Bulk Tablets, (b) communicating with any governmental authority concerning the Product, including without limitation with respect to the registration, classification or notification of a new Product or substance, or the use, packaging, labeling, distribution, marketing, promotion, sale or disposal of the same or any adverse events related to the Product (for the avoidance of doubt, Lonza may interact with governmental authorities for the purpose of fulfilling its obligations hereunder); (c) storing and handling Product in appropriate conditions following its delivery; and (d) determining the Specifications for the Product to permit its sale in each country in the world as required. Customer shall conduct all such activities at all times in compliance with applicable Laws. The Parties acknowledge and agree that Lonza has no control, role, or other form of influence in Customer's use, packaging, labeling, distribution, marketing, promotion, sale and disposal of Product, nor does it control or influence any payments or transfers of value that may be made by Customer to health care professionals, health care institutions, or any other customer or third party. Customer is responsible for participation and compliance in all government health care programs such as Medicare and Medicaid, and any rebate liability, mandatory pricing, or reporting obligations resulting therefrom. 5.5 Additional Obligations. Without limitation Lonza's indemnification obligations hereunder, Customer shall manage, direct and be responsible for all intellectual property decisions and being responsible for all litigation costs which result solely from the filing of the Products. Customer shall maintain pharmacovigilance infrastructure as required by a distributor of Product. Customer will own and control all regulatory approvals in the Territory (including all associated contents and correspondences) and applications therefore related to the Product and any other marketing authorizations within the Territory. 6. OBLIGATIONS OF LONZA AND CUSTOMER; PROCESS VALIDATION SERVICES 6.1 Materials. Lonza shall be responsible for procuring Raw Materials and Components identified in the Specifications other than the APL Lonza will destroy or ship unused API following instructions provided by Customer, consistent with Lonza's environmental, health and safety guidelines. Customer shall pay for the costs of destruction or shipment. 6.2 Lonza Regulatory Obligations. Lonza is responsible for (a) manufacturing and supplying the Product in compliance with the Specifications and all applicable Laws, including but not limited to environmental health and safety laws and cGMP, and (b) storing and handling Product, material and components in appropriate conditions before its delivery to Customer in accordance with Section 4.6. Lonza shall obtain and maintain during the Term all regulatory approvals necessary in the jurisdiction in which the Facility is located for Lonza to operate the Facility. 6.3 Inspections and Audits. Subject to the terms of the Quality Agreement, Customer and its representatives shall have the right to visit or audit, or request a reputable third party to visit or audit the Facility to verify that the documentation, equipment, facility, testing, manufacturing, procedures, systems and material relating to the Product is maintained in accordance with applicable Laws and that Lonza is performing its obligations hereunder. Customer shall bear Customer costs related to any such audit, visit or inspection. This Section 6.3 is subject in all cases to any such party executing a confidentiality agreement with Lonza, in form and substance reasonably acceptable to Lonza. Lonza shall in good faith, work with Customer to promptly address any issues identified during an audit or inspection, but shall be under no obligation to implement any corrective actions to any observations identified by Customer Subject to the terms of the Quality Agreement and Section 4.8, Lonza will allow full access to any governmental

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED 8 of 17 regulatory inspection and shall promptly inform Customer an inspection has commenced and the results of such inspections to the extent such inspection directly affects Lonza's performance under this Agreement. Customer shall have the right, subject to any Third Party confidentiality obligations and prior advance notice to Lonza of at least [***], during normal business hours, to examine those technical records made or kept by Lonza that relate to the Product. The documentation to be issued prior to shipment is outlined in the Quality Agreement. 6.4 Customer Regulatory Obligations. Customer is responsible for compiling the registration dossiers (with reasonable and necessary assistance from Lonza), filing the marketing applications with the regulatory authorities in the Territory, and maintaining marketing authorizations for the Product and the costs associated with the same. Lonza shall reasonably assist Customer in obtaining and maintaining marketing authorizations for the Product. Customer is responsible for (a) the formulation, use, packaging, labeling, distribution and disposal of Product, including compliance with all Laws related to the same; (b) communicating with any governmental authority concerning the Product (for the avoidance of doubt, Lonza may interact with governmental authorities for the purpose of fulfilling legal obligations); and (c) storing and handling Product in appropriate conditions following its delivery; and (d) determining that the Product is permitted for human use. Customer is responsible for developing all Product labeling, printing the labels, and for labeling content. 6.5 Adverse Events. Lonza shall promptly notify and forward to Customer any information concerning any potentially serious or unexpected side effect, injury, toxicity or sensitivity reaction or any unexpected incidence or other adverse experience related to the Product (an "Adverse Experience") reported to it. Customer agrees that it shall be solely responsible to review, analyze and respond to any Adverse Experience. Lonza shall have no obligation with respect to an Adverse Experience other than the obligation to notify Customer. 6.6 Process Validation; Analytical Validation; Regulatory Support Activities. The Parties agree that any process validation services, analytical validation services, or regulatory support services are not included in the Price, and shall be subject to separate, standalone statement of works to be negotiated and agreed to by the Parties in good faith. 6.7 Recall. Customer, in its sole responsibility and discretion, shall be entitled to make all decisions with respect to any recall, market withdrawals or other corrective action related to the Product. Lonza shall reasonably cooperate with Customer in connection with any such action. The costs and expenses associated with any such action shall be borne by Customer, provided that Lonza shall bear all such costs and expenses to the extent due to Lonza's breach of its representations and warranties under Section 7.1, up to the value of the Product subject to the recall. 7. REPRESENTATIONS AND WARRANTIES 7.1 Regarding the Product. Lonza represents and warrants to Customer that, as of the Actual Delivery Date, the Product released by Lonza has been manufactured (a) in conformity with the Specifications, (b) in accordance with cGMP, and (c) in accordance with the Quality Agreement. 7.2 Rejection of Product; Disposal of Rejected Shipments. (a) Customer may reject any Product that does not meet the warranties set forth in Section 7.1 ("Non-Complying Product") by providing written notice of rejection to Lonza within [***] following the Actual Delivery Date; provided that such period for rejection shall in the case of Hidden Defects in the Product be [***] following the Actual Delivery Date. Failure by Customer to provide notice of rejections within the applicable timeframe shall constitute irrevocable acceptance of the Product by Customer. (b) Lonza shall have the right to examine and test any Product that Customer claims to be a Non- Complying Product and shall notify Customer in writing of the results of such examination.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED 9 of 17 (c) In the event the Parties cannot agree as to whether or not any shipment of Product is a Non- Complying Product, the Parties shall appoint a third party, a mutually acceptable independent reputable laboratory to complete and report the relevant testing within [***], the findings of which shall be binding on the Parties, absent manifest error. The Parties shall ensure that such independent laboratory is bound to the Parties by obligations of confidentiality no less exacting than those applying between the Parties. Expenses of such laboratory testing shall be borne by the Party whose position is determined to have been in error or, if the laboratory cannot place the fault noticed and complained about, then the Parties shall share equally the expenses of the laboratory. (d) Customer agrees that Lonza shall have no liability if the Non-Complying Product is due to any action or inaction on the part of Customer, any Affiliate of Customer or any third party under contract with or subject to the control or direction of Customer or any Affiliate of Customer. 7.3 Remedy for Non-Complying Product. Customer shall return any shipments of Non- Complying Product (or portions thereof) rejected to Lonza at Lonza's expense. As Lonza's sole liability and Customer' sole remedy with respect to such Non-Complying Product, upon Customer's request, Lonza shall re-perform the Services and replace such rejected Non-Complying Product as soon as reasonably possible with additional API supplied by Customer at Customer's cost but at no additional charge (including any freight charge) to Customer; provided, that, such re-performing of services shall only be done at Lonza's expense in the event Lonza fails to manufacture in accordance with the specifications, GMPs, or follow the project documentation; provided, further, that Lonza shall reimburse Customer for API costs up to [***] in the event Lonza fails to manufacture in accordance with the specifications, GMPs, or follow the project documentation. These provisions shall survive termination or expiration of the Agreement, provided that, subsequent to the termination or expiration of the Agreement, Lonza may, in lieu of replacing any rejected or missing quantities of Product, elect in its sole discretion to reimburse Customer for the amounts paid by Customer to Lonza for such rejected quantities of Non-Complying Product (including any applicable freight charges). 7.4 Disclaimer of Other Warranties. EXCEPT AS STATED IN THIS ARTICLE 7 LONZA MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AND TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW LONZA SPECIFICALLY DISCLAIMS ALL OTHER WARRANTIES INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. 7.5 Lonza advises, and Customer acknowledges that, the Products resulting from the Services performed under this Agreement may not be used in the production, encapsulation, packaging or marketing of any product which is in violation of any applicable Laws or with any person or entity on any applicable government sanction, restricted party or denial list without a license or otherwise in violation of applicable Laws. 7.6 Customer represents and warrants that the Products will not be made available to any person or entity on any sanction, restricted party or denied party list of the United States of America, Switzerland, the European Union or United Nations without a license or otherwise in violation of applicable Laws. 8. MANUFACTURING STANDARDS; MINIMUM SHELF LIFE 8.1 Quality Agreement. The Parties agree to negotiate and update in good faith a mutually acceptable Quality Agreement relating to the manufacture of the Product to be executed and delivered. Specifications and Product conformance shall be set forth in the Quality Agreement. Lonza shall manufacture and supply the Product in accordance with the Quality Agreement as reasonably updated by the Parties from time to time, notably to take into consideration any marketing authorization(s) for the Product. If there are any conflicts between the Quality Agreement and this Agreement, the provisions of this Agreement shall govern and control, with the exception that the Quality Agreement shall control with respect to all matters relating to the quality and disposition of the Product.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED 10 of 17 8.2 Modifications in Specifications. Any changes to the Specifications shall be agreed between the Parties in writing. Costs for amendments to the Specifications (including without limitation any additional production, testing and/or procurement costs) shall be borne by the Customer. 8.3 Modifications in Materials. Customer shall notify Lonza of any change related to the API that may affect the validated process including but not limited to supplier changes, process changes, regulatory changes, and environment health safety characteristics. Customer should provide to Lonza a written notification of such change at least [***] before implementation of the change. If the change warrants validation batches, then the costs associated with such change will be borne by the Customer. 8.4 Minimum Shelf Life. On the Actual Delivery Date, the Product shall have the following minimum remaining shelf life: (x) in the case which Lonza manufactures, releases, and packages Product - Bradstock, the minimum remaining shelf life shall be [***]; and (y) in the case which Lonza manufactures and releases Product- Bulk Tablets, the minimum remaining shelf life shall be [***]. 8.5 Debarment; Excluded Lists. Lonza will not use in connection with the Services in any capacity, the services of any individual or entity (i) debarred or subject to debarment under the Generic Drug Enforcement Act of 1992, amending the Act at 21 USC §335a, or (ii) on any Excluded Lists. Lonza agrees to notify Customer immediately in the event any person providing services to Customer relating to this Agreement is debarred, becomes subject to debarment or is placed on any Excluded List. For purposes of this Section, "Excluded Lists" means (i) the U.S. Department of Health and Human Services Office of Inspector General's List of Excluded Individuals/Entities that are excluded from participation in Medicare, Medicaid and all other Federal Health Care Programs, (ii) the Excluded Parties List maintained by the U.S. General Services Administration, and (iii) foreign counterparts of any of the foregoing. 9. INDEMNIFICATION 9.1 Indemnification of Customer. Lonza shall indemnify, defend and hold Customer, its Affiliates and their respective officers, directors, employees and agents (each, a "Customer Indemnified Party") harmless from and against any and all Losses suffered, incurred or sustained by any Customer Indemnified Party, by reason of any Claim or Proceeding to the extent arising out of or resulting from Lonza's: (i) breach of the representation and warranties in this Agreement or (ii) negligence, willful misconduct or violation of Laws in connection with this Agreement; provided however, that Lonza shall have no obligation of indemnity hereunder with respect to any Losses to the extent caused by the negligence or willful misconduct on the part of Customer. 9.2 Indemnification of Lonza. Customer shall indemnify, defend and hold Lonza, its Affiliates and their respective directors, officers, employees and agents (each, a "Lonza Indemnified Party") harmless from and against any and all Losses suffered, incurred or sustained by any Lonza Indemnified Party, by reason of any Claim or Proceeding to the extent arising out of or resulting from Customer's (i) breach of the representation and warranties in this Agreement; (ii) negligence or willful misconduct or violation of Laws in connection with this Agreement; (iii) the use, packaging, labeling, distribution, marketing, promotion, sale and disposal of Product or API; or (iv) resulting from the inherent risk of the Product or API; provided however, that Customer shall have no obligation of indemnity hereunder with respect to any Losses to the extent caused by the negligence or willful misconduct on the part of Lonza or any Third Party performing Services on behalf of Lonza. Customer shall also indemnify, defend and hold each Lonza Indemnified Party harmless from and against any and all claims, suits, and/or proceedings (including any assertion of an intellectual property right, regardless of whether the assertion has been or will be adjudicated), as well as all damages, losses, liabilities, and expenses (including reasonable attorneys' fees and costs), of whatever nature resulting from, arising out of, or relating to a claim or allegation that the Product, or any part thereof, or any intellectual property, information or material supplied by or on behalf of Customer infringes, misappropriates, or otherwise violates a patent, copyright, trade secret, trademark or other intellectual property right of any third party.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED 11 of 17 9.3 Indemnification Procedures. In the event that any Claim or Proceeding is asserted or imposed against a Party, and such Claim or Proceeding involves a matter which is subject to a claim for indemnification under this Article 9, then such Party (the "Indemnified Party") shall promptly give written notice to the other Party (the "Indemnifying Party") of such Claim or Proceeding. The Indemnifying Party shall assume, at its cost and expense, the defense of such Claim or Proceeding through its legal counsel selected and reasonably acceptable to the Indemnified Party, except that the Indemnified Party may, at its option and expense, select and be represented by separate counsel. The Indemnifying Party shall have control over the Claim or Proceeding, including the right to settle; provided, however, that the Indemnifying Party shall not, absent the prior written consent of the Indemnified Party, consent to the entry of any judgment or enter into any settlement that (1) provides for any relief other than the payment of monetary damages for which the Indemnifying Party shall be solely liable, and (2) where the claimant or plaintiff does not release the Indemnified Party, its Affiliates and their respective directors, officers, employees, agents and representatives, as the case may be, from all liability in respect thereof. In no event shall the Indemnified Party be liable for any claims that are compromised or settled in violation of this Section. 9.4 Waiver of Certain Losses. OTHER THAN IN THE EVENT OF GROSS, NEGLIGENCE, WILLFUL MISCONDUCT, WILLFUL BREACH, IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES FOR ANY LOSS OF OPPORTUNITY, LOSS OF PROFITS, LOSS OF ANTICIPATED SALES, OR FOR ANY PUNITIVE, INCIDENT AL, CONSEQUENTIAL, INDIRECT OR SPECIAL LOSSES OR DAMAGES WHETHER OR NOT FORESEEABLE, OR WHETHER OR NOT THE INDEMNIFIED PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OF ANY KIND HOWEVER CAUSED, WHETHER BASED ON CONTRACT, NEGLIGENCE, INDEMNITY OR OTHER THEORY OF LAW, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT (OR THE TERMINATION HEREOF) OR ANY PURCHASE ORDER, AS APPLICABLE. 9.5 Limitation of Liability. Notwithstanding any other provision in this Agreement or a Purchase Order, as applicable, the total liability, in the aggregate, of Lonza and its Affiliates, to Customer and anyone claiming by or through Customer, for any and all claims, losses, costs, damages or fees, including without limitation, attorneys' fees resulting from or in any way related to this Agreement or a Purchase Order from any cause or causes shall not exceed [***]. 9.6 Insurance. Each Party shall, during the Term and for [***], obtain and maintain at its own cost and expense from a qualified insurance company, comprehensive general liability insurance including, but not limited to product liability coverage in the amount of at least [***] per claim. Each Party shall provide the respective other Party with a certificate of such insurance upon reasonable request. 10. CONFIDENTIALITY 10.1 Non-disclosure and Non-use. Neither Party shall disclose to any third party nor use for its own purposes (other than those contemplated by this Agreement) any information of the other Party that is not in the public domain and that was disclosed to it by the other Party in connection with this Agreement ("Confidential Information"). For purposes of this Agreement, Confidential Information shall mean all proprietary information, trade secrets, business plans, pharmaceuticals, materials, operations, equipment, processes, methods, strategies and systems, and financial information, prices, materials, building techniques and any drawings, specifications, designs and other information or data, or any fact with respect to any of the foregoing relating to this Agreement. If information is disclosed in written form, the receiving Party's obligations of non-disclosure and non-use shall apply only to information which is, at the time of the disclosure, identified in writing by the disclosing party as being "Confidential." Notwithstanding the above, either Party may disclose Confidential Information to those of its and its Affiliates' directors, officers, employees, agents, consultants, representatives and advisors (collectively, "Agents") and to those approved subcontractors who have a need to know for the purposes of this Agreement. Each Party shall ensure that all of its Agents and subcontractors are bound by confidentiality obligations no less stringent than those stated herein. The receiving Party shall be liable for any failure of any of its Agents to (a) maintain the

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED 12 of 17 confidentiality of the disclosing Party's Confidential Information, or (b) otherwise comply with the terms of this Article 10 to the same extent as the receiving Party is obligated to do so. 10.2 Exclusion of Confidential Information. The obligations of confidentiality and non-use set forth in Section 10.1 shall not apply to Confidential Information that: (a) is or becomes part of the public domain without a violation of this Agreement; (b) was already in possession of a receiving Party or its Affiliates at the time of receipt from the disclosing Party, as shown by documentary evidence, without violating an obligation of confidentiality; (c) after the date of this Agreement is received from a third party whose direct or indirect source is not the disclosing Party; or (d) the receiving Party can demonstrate was independently developed by or for the receiving Party or its Affiliates without violating the terms of this Agreement. 10.3 Information Required by Law. If the receiving Party is requested to disclose the Confidential Information of the disclosing Party or the substance of this Agreement in connection with a legal or administrative proceeding or otherwise to comply with a requirement under applicable Law, the receiving Party will, to the extent legally permissible, give the disclosing Party prompt written notice of such request so that the disclosing Party may seek an appropriate protective order or other remedy, or waive compliance with the relevant provisions of this Agreement. If the disclosing Party seeks a protective order or other remedy, the receiving Party, at the disclosing Party's expense, will cooperate with and assist the disclosing Party in such efforts. If the disclosing Party fails to obtain a protective order or waives compliance with the relevant provisions of this Agreement, the receiving Party will disclose only that portion of the Confidential Information which its legal counsel determines it is required by applicable Law to disclose. 10.4 Confidentiality Period. All obligations of confidentiality under this Article 10 will terminate [***] after the expiration or termination of this Agreement; provided however that the obligations of confidentiality for Confidential Information identified as a trade secret will survive indefinitely until such trade secret information no longer qualifies as a trade secret. 10.5 Publicity. Neither Party shall use or reference in any advertising, sales promotion, press release or other communication, the endorsement, direct or indirect quote, code, drawing, logo, trademark, specification, or picture of the other Party or the other Party's Affiliates without the prior written consent of the other Party. Customer and Lonza agree to coordinate external communications (e.g., a joint press release) regarding the Parties' collaboration. 10.6 Document Retention. In case of termination of this Agreement, all technical documents of Customer shall be returned in original form without retaining any copies except for such copies as are required for regulatory purposes. All executed documents of exhibit and commercial batches shall be kept by Lonza as per regulatory requirements and the Quality Agreement and shall be destroyed after the applicable retention period without retaining any copies. 10.7 Reservation of Rights. Except as specifically set forth herein, this Agreement does not (i) give either Party any license, right, title, interest in or ownership to any Confidential Information of the other Party; or (ii) grant any license or right under any intellectual property rights. 11. INTELLECTUAL PROPERTY 11.1 This Agreement does not (i) give any of Party any license, right, title, interest in or ownership to any Confidential Information of the other Party; or (ii) grant any license or right under any intellectual property rights. 11.2 All claims, expenses or damages (including attorneys' fees) in connection with any litigation instituted by a third party relating to a claim or claims of infringement of patents against either of the Parties, relating to or arising from the filings and/or the manufacturing, marketing, use or offer to sell

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED 13 of 17 of the Products in the Territory shall be the responsibility of Customer. Lonza shall support Customer with all necessary relevant information required by Customer for intellectual property evaluation and in case of any related legal notice and/or litigation, to the extent of providing supporting data and information related to such legal notice and/or litigation. 11.3 Customer acknowledges that it shall be solely and fully responsible for doing any and all freedom to operate assessments regarding possible infringement of third party intellectual property rights for any and all products and processes for any Product which it makes, has made, uses, sells, offers for sale or imports. 11.4 The marketing of Products shall be carried out by Customer under its own trademark. A Party shall acquire no rights or license on the other Party's trademarks, unless such other Party provides prior written consent. 12. TERMINATION 12.1 Breach; Insolvency. If either Party is in material breach of any of its obligations, including its representations, warranties or covenants, under this Agreement, and fails to remedy such breach within [***] of receipt of written notice from the other Party, the non- breaching Party may terminate this Agreement with immediate effect with written notice of termination to the breaching Party, without liability to the other Party and without prejudice of any other rights or remedies; provided however, that if the breaching party is diligently pursuing in good faith the remedy of the breach at the expiration of such [***] cure period, then such [***] cure period shall be extended as reasonably required to effect the cure. Subject to any limitations under applicable Law, either Party shall have the right to terminate this Agreement by giving notice to the other Party in the event that the other Party becomes insolvent or goes into bankruptcy, liquidation or receivership, or is admitted to the benefits of any procedure for the settlement of debts or becomes a party to dissolution proceedings. For purposes of clarity, Lonza shall have the right to terminate this Agreement in the event Customer (i) breaches its payment obligations; (ii) materially delays the manufacture program; or (iii) becomes insolvent. 12.2 For Convenience. This Agreement may be terminated by either Party without cause upon [***] prior written notice to the other Party. 12.3 Consequences of Termination. 12.3.1 In the event of termination hereunder, except in the event that Customer terminates for Lonza's breach in accordance with Section 12.1 above, (a) Lonza shall be compensated for: (i) Services rendered up to the date of termination, including in respect of any Product in- process; and (ii) all costs incurred through the date of termination and directly related to Firm Orders or Purchase Orders, including Raw Materials costs; and (b) Lonza shall complete all Purchase Orders unless otherwise requested in writing by Customer in which case all Purchase Orders shall be deemed cancelled and Customer shall pay the Cancellation Fee (in accordance with the terms of this Agreement) in respect of such cancelled manufacturing of Product due under Section 3.6, without proration of the final calendar year. In the case of termination by Lonza for Customer's material breach, Cancellation Fees shall be calculated as of the date of written notice of termination. 12.3.2 In the event of termination by Customer for Lonza's material breach in accordance with Section 12.1 above, Lonza shall be compensated for all Product delivered to Customer hereunder and meeting the Specifications. 12.4 Environmental Effects; Health and Safety. Lonza reserves the right to terminate immediately this Agreement upon prior written notice to Customer if, for any reason, (a) Lonza determines in good faith that the information provided by Customer pursuant to Section 5.3 is incomplete, inadequate, or inaccurate to protect the environment or the health, safety and well-being of Lonza's employees (or those

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED 14 of 17 of its Affiliate) or (b) Lonza determines in good faith that continued performance of the Services hereunder may adversely affect the environment or the health, safety and well-being of Lonza's employees (or those of its Affiliate). 12.5 Survival. Termination or expiration of this agreement shall not relieve either Party of any liabilities, rights or obligations accruing prior to such termination or expiration. In the event of any termination or expiration of this Agreement, the provisions of this Section 12.5, and Sections 4, 5.2, 5.3, 6.1, 7, 9, 10, 15.1, and 15.3 shall survive such termination or expiration, together with any other provision hereof that by its terms survives termination or expiration hereof and any other obligations that have accrued prior to the termination or expiration of this Agreement. 13. NOTICES 13.1 Notices hereunder shall be deemed given as of the date sent. All notices shall be in writing mailed via certified mail, return receipt requested, or a reputable overnight courier, addressed as follows, or to such other address as may be designated from time to time: if to Lonza: Xcelience, LLC [***] Attention: Managing Director Copy to: Lonza, Inc. [***]Attention: General Counsel, North America If to Customer: Strongbridge Biopharma plc 900 Northbrook Drive, Suite 200 Trevose, PA 19053 Attention: Peter J. Valentinsson, Senior Vice President Global Technical Operation Copy to: Stephen Long, Chief Legal Officer 14. FORCE MAJEURE 14.1 If Lonza is prevented or delayed in the performance of any of its obligations under the Agreement by Force Majeure and gives prompt written notice thereof to Customer specifying the matters constituting Force Majeure together with such evidence as Lonza reasonably can give and specifying the period for which it is estimated that such prevention or delay will continue, Lonza shall be excused from the performance or the punctual performance of such obligations as the case may be from the date of such notice for so long as such cause of prevention or delay shall continue. Provided that, if such Force Majeure persists for a period of [***] or more, Customer may terminate this Agreement by delivering written notice to Lonza. 14.2 "Force Majeure" shall be deemed to include any reason or cause beyond Lonza's reasonable control affecting the performance by Lonza of its obligations under the Agreement, including, but not limited to, any cause arising from or attributable to acts of God, strike, lockouts, labor troubles, restrictive governmental orders or decrees, riots, insurrection, war, terrorists acts, or the inability of Lonza to obtain any required raw material, energy source, equipment, labor or transportation, at prices and on terms deemed by Lonza to be reasonably practicable, from Lonza's usual sources of supply. 14.3 With regard to Lonza, any such event of Force Majeure affecting services or production at its Affiliates or suppliers shall be regarded as an event of Force Majeure.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED 15 of 17 15 MISCELLANEOUS 15.1 Entire Agreements; Amendments; Waivers. The terms and provisions contained in this Agreement and all Exhibits hereto constitute the entire agreement between the Parties with respect to the commercial terms and conditions related to the commercial supply of Product, superseding all prior and contemporaneous agreements or understandings between the Parties with respect to the commercial terms and conditions related to the Product. In the event of a conflict between the terms of the Agreement, any Exhibit and the Quality Agreement, the terms of this Agreement shall control. Any amendments of this Agreement must be in writing and signed by the Parties. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall in no way affect, limit or waive a Party's rights at any time to enforce strict compliance thereafter with every term or condition of this Agreement. 15.2 Successors and Assigns. Neither Party may assign its interest under this Agreement without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed, provided, however that (a) Lonza may assign this Agreement to (i) any Affiliate of Lonza or (ii) any third party in connection with the sale or transfer (by whatever method) of all or substantially all of the assets of the business related to providing the Services, (b) Lonza shall be entitled to sell, assign and/or transfer its trade receivables resulting from this Agreement without the consent of the Customer, and (c) Customer may assign this Agreement without the consent of Lonza in the event of a sale of all or substantially all of the assets or business to which this Agreement relates, provided that, if the assignee is a party whose primary business is contract manufacturing of pharmaceutical products, such assignment shall require the prior written consent of Lonza, not to be unreasonably withheld, conditioned or delayed. For purposes of this Section 15.2, the terms "assign" and "assignment" shall include, without limitation the sale or transfer or other assignment of all or substantially all of the assets of the Party or the line of business or Product to which this Agreement relates. Any purported assignment without a required consent shall be void. No assignment shall relieve any Party of responsibility for the performance of any obligation that accrued prior to the effective date of such assignment. 15.3 Independent Contractor. The relationship of the Parties under this Agreement is that of independent contractors and nothing contained herein shall be construed to create a partnership, joint venture or agency relationship between Customer and Lonza, nor shall either Party be authorized to bind the other in any way. 15.4 Joint Steering Committee; Joint Project Team. Promptly after execution of this Agreement, the Parties shall establish a steering committee to oversee, review and coordinate the activities of the Parties under this Agreement (the "Joint Steering Committee" or "JSC"). Each Party shall name a mutually agreed upon equal number of representatives for the Joint Steering Committee, each of whom shall be a knowledgeable specialist in an appropriate discipline. The Joint Steering Committee shall meet at least [***]during the Term, or as otherwise mutually agreed by the Parties. The Joint Steering Committee shall appoint a joint project team (the "Joint Project Team" or "JPT") to manage the day-to-day activities under this Agreement. Decisions of the Joint Project Team shall be made by unanimity, with each Party having one vote. In the event that the Joint Project Team does not reach unanimity with respect to a particular matter, and the Joint Project Team is unable to resolve the dispute after endeavoring for [***], or as otherwise mutually agreed by the Parties, to do so, then (i) either Party may, upon written notice, refer such matter to the Joint Steering Committee, for attempted resolution by good faith negotiations within [***], or as otherwise mutually agreed by the Parties, after such written notice, and (ii) if the Joint Steering Committee do not reach resolution on such a matter within [***], or as otherwise mutually agreed by the Parties, after such notice, then either Party may refer such matter to dispute resolution pursuant to Section 15.5, and other matters that are not mutually agreed shall be referred to dispute resolution pursuant to Section 15.5 15.5 Governing Law; Dispute Resolution. This Agreement is governed in all respects by the laws of the State of New York, without regard to its conflicts of laws principles. The Parties agree to submit to the exclusive jurisdiction of the courts located in the Southern District of New York. The Parties shall have the right to proceed to a suitable jurisdiction for the purpose of enforcing a judgment, award, or order

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED 16 of 17 (including without limitation seeking specific performance) and injunctive reliefs. 15.6 Severability. If any provision of this Agreement is or becomes at any time illegal, invalid or unenforceable in any respect, neither the legality, validity nor enforceability of the remaining provisions hereof shall in any way be affected or impaired thereby. The Parties undertake to substitute any illegal, invalid or unenforceable provision by a provision which is as far as possible commercially equivalent considering the legal interests and the purpose of this Agreement. 15.7 Counterparts; Electronic Signatures. This Agreement may be executed in one or more counterparts, and by the Parties in separate counterparts, each of which when so executed shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement, to the extent signed and delivered by electronic means, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. 15.8 No Third Party Beneficiaries. No third party including any employee of a Party shall have or acquire any rights by reason of this Agreement whether by way of statute or otherwise. 15.9 Miscellaneous. The division of this Agreement into articles, sections, subsections and exhibits, and the insertion of headings, are for convenience of reference only and shall not affect the interpretation of this Agreement. Unless expressly provided herein or unless the context otherwise requires, all references to the singular shall include the plural and vice versa. Any reference herein to a "day" or "days" shall be references to a calendar day or days. Any period of days specified in this Agreement ending on a Saturday, Sunday or public holiday shall automatically be extended to the first business day in the country of manufacture ending after such Saturday, Sunday or public holiday. 15.10 Construction. Each of the Parties agrees that it has read and had the opportunity to review this Agreement with its legal counsel and, accordingly, the rule of construction that any ambiguity contained in this Agreement shall be construed against the drafting Party shall not apply.

17 of 17 IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date. STRONGBRIDGE BIOPHARMA PLC By: /s/ Richard S. Kollender Name: Richard S. Kollender Title: President and CFO Date: 5/4/21 XCELIENCE, LLC By: /s/ Amber Broadbent Name: Amber Broadbent Title: Director, Commercial Development Date: 11-May-2021